UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2017

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting of Shareholders held on June 15, 2017 for Marvell Technology Group Ltd. (the “Company”), shareholders voted on the matters as set forth below. Each issued common share was entitled to one vote on the proposals voted on at the meeting.

1.	The nominees for election to the Board were elected, each for a one-year term until the 2018 annual general meeting of shareholders, based upon the following votes:

	For	Against	Abstain	Broker Non- Votes
William Tudor Brown	320,701,467	6,179,739	811,360	67,784,030
Peter A. Feld	311,865,870	15,017,131	809,565	67,784,030
Richard S. Hill	276,345,615	48,378,961	2,967,990	67,784,030
Oleg Khaykin	319,914,656	6,969,423	808,487	67,784,030
Matthew J. Murphy	325,247,551	1,669,693	775,322	67,784,030
Michael Strachan	322,870,433	4,012,338	809,795	67,784,030
Robert E. Switz	321,728,590	5,153,206	810,770	67,784,030
Randhir Thakur, Ph.D.	323,615,153	3,267,559	809,854	67,784,030

With respect to the election of each director, an “abstain” vote had the same effect as an “against” vote.

2.	The proposal to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
310,728,149	16,115,144	849,273	67,784,030

3.	The proposal to approve the frequency of a shareholder vote to approve the compensation of the Company’s named executive officers, was approved based upon the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
297,563,337	315,375	29,031,600	782,254	67,784,030

4.	The proposal to appoint Deloitte & Touche LLP as the Company’s auditors and independent registered public accounting firm, and authorization of the audit committee, acting on behalf of the Company’s board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for the fiscal year ending February 3, 2018, was approved based upon the following votes:

For	Against	Abstain
394,255,089	359,159	862,348

Item 8.01	Other Items.

In response to the shareholder vote in Item 5.07 above regarding the frequency of a shareholder vote on executive compensation, on June 16, 2017 the Company’s board of directors determined that the Company would continue to hold a shareholder advisory nonbinding vote regarding the compensation of the Company’s named executive officers every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 19, 2017

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ Mitchell L. Gaynor
Mitchell L. Gaynor
Chief Administration and Legal Officer

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